Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 2

TO AMENDED AND RESTATED CREDIT AGREEMENT

INCREMENTAL AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2017 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the 2017 Incremental Term Facility Lenders (as hereinafter defined) party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto and the Administrative Agents entered into that certain Amended and Restated Credit Agreement, originally dated as of July 2, 2012, and amended and restated as of May 6, 2015 (and as further amended by that certain Incremental Amendment to Amended and Restated Credit Agreement, dated as of January 15, 2016, and that certain Repricing Amendment to Amended and Restated Credit Agreement, dated as of July 22, 2016, and as otherwise amended prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that certain financial institutions signatory hereto (in such capacity, the “2017 Incremental Term Facility Lenders”) collectively provide Commitments (the “2017 Incremental Term Loan Commitments”) hereunder, and make Incremental Term Loans pursuant hereto, in an aggregate principal amount equal to $2,500,000,000 (the “Aggregate Incremental Term Loan Commitment”), comprised of: (1) a term loan b-1 facility in an aggregate principal amount equal to $500,000,000 and a term loan b-2 facility in an aggregate principal amount equal to $1,350,000,000, in each case, which shall be drawn on the 2017 Incremental Amendment Effective Date (as defined in the Credit Agreement after giving effect to this Amendment) and the proceeds of which shall be used to refinance in full the 2021 Term Loans and the 2016 Incremental Term Loans and (2) a term loan b-3 facility in an aggregate principal amount of $650,000,000, which shall be drawn on the 2017 Incremental Amendment Closing Date (as defined in the Credit Agreement after giving effect to this Amendment) and on or prior to the Expiration Date (as defined in the Credit Agreement after giving effect to this Amendment) and the proceeds of which will be used (i) to pay consideration for Zayo Group’s acquisition (the “Acquisition”) of all of the equity interests of Electric Lightwave Parent, Inc., a Delaware corporation (“ELI”) through a merger of ELI into a wholly-owned subsidiary of Zayo Group, (ii) to repay and redeem certain existing indebtedness of ELI in connection with the Acquisition and (iii) to pay all fees and expenses in connection therewith and herewith, and each 2017 Incremental Term Facility Lender is prepared to make a portion of such Aggregate Incremental Term Loan Commitment, and to provide a portion of the 2017 Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein;

WHEREAS, each of Morgan Stanley Senior Funding, Inc. (“MSSF”), Barclays

Bank PLC (“Barclays”), SunTrust Robinson Humphrey, Inc. (“STRH”), RBC Capital Markets1 (“RBCCM”), Citigroup Global Markets Inc. (“Citi”), Goldman Sachs Bank USA (“GS Bank”) and JPMorgan Chase Bank, N.A. (“JPMCB” and, collectively with MSSF, Barclays, STRH, RBCCM, Citi and GS Bank the “Arrangers”), have agreed to act as joint lead arrangers for the 2017 Incremental Term Loans (as defined in the Credit Agreement after giving effect to this Amendment); and

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

WHEREAS, the Borrowers, the 2017 Incremental Term Facility Lenders and the Administrative Agents are entering into this Amendment in order to evidence such 2017 Incremental Term Loan Commitments and such 2017 Incremental Term Loans, in accordance with Section 2.17 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)        Schedule 1.01(a) of the Credit Agreement is hereby amended by adding Schedule 1 hereto immediately at the end thereof.

(b)        Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

““2017 Incremental Acquisition Term Facility” shall mean the 2017 Incremental Acquisition Term Loan Commitments and the provisions relating to the 2017 Incremental Acquisition Term Loans herein and in the 2017 Incremental Amendment.

“2017 Incremental Acquisition Term Facility Lenders” shall mean each Lender with a 2017 Incremental Acquisition Term Loan Commitment or that holds 2017 Incremental Acquisition Term Loans.

“2017 Incremental Acquisition Term Loan Commitments” shall mean the several obligations of the 2017 Incremental Acquisition Term Facility Lenders to advance the aggregate amount of up to $650,000,000 to the Borrowers, pursuant to the terms of this Agreement and the 2017 Incremental Amendment.  The 2017 Incremental Acquisition Term Facility Lenders and the 2017 Incremental Acquisition Term Loan Commitments are set forth on Part 3 of Schedule I hereto.

“2017 Incremental Acquisition Term Loans”  shall mean, collectively, the term loans in an aggregate principal amount of $650,000,000 advanced by the 2017 Incremental Acquisition Term Facility Lenders to the Borrowers under the 2017 Incremental Acquisition Term Loan Commitment on the 2017 Incremental Amendment Closing Date.

“2017 Incremental Amendment” means that certain Incremental Amendment No. 2 to Amended and Restated Credit Agreement, dated as of January 19, 2017, among the Borrowers, the Administrative Agents and the 2017 Incremental Term Facility Lenders party thereto.

“2017 Incremental Amendment Effective Date” means the first date on which all of the conditions contained in Section 4 of the 2017 Incremental Amendment have been satisfied (or waived) and the funding of the 2017 Incremental Refinancing Term Loans occurs.

“2017 Incremental Amendment Closing Date” means the first date, on or after the 2017 Incremental Amendment Effective Date but not after the Expiration Date, on which all of the conditions contained in Section 5 of the 2017 Incremental Amendment have been satisfied (or waived) and the funding of the 2017 Incremental Acquisition Term Loans occurs.

“2017 Incremental Refinancing B-1 Term Facility” shall mean the 2017 Incremental Refinancing B-1 Term Loan Commitments and the provisions relating to the 2017 Incremental Refinancing B-1 Term Loans herein and in the 2017 Incremental Amendment.

“2017 Incremental Refinancing B-1 Term Facility Lenders” shall mean each Lender with a 2017 Incremental Refinancing B-1 Term Loan Commitment or that holds 2017 Incremental Refinancing B-1 Term Loans.

“2017 Incremental Refinancing B-1 Term Loan Commitment” shall mean the several obligations of the 2017 Incremental Refinancing B-1 Term Facility Lenders to advance the aggregate amount of up to $500,000,000 to the Borrowers, pursuant to the terms of this Agreement and the 2017 Incremental Amendment.  The 2017 Incremental Refinancing B-1 Term Facility Lenders and the 2017 Incremental Refinancing B-1 Term Loan Commitments are set forth on Part 1 of Schedule I hereto.

“2017 Incremental Refinancing B-1 Term Loans”  shall mean, collectively, the term loans in an aggregate principal amount of $500,000,000 advanced by the 2017 Incremental Refinancing B-1 Term Facility Lenders to the Borrowers under the 2017 Incremental Refinancing B-1 Term Loan Commitment on the 2017 Incremental Amendment Effective Date.

“2017 Incremental Refinancing B-2 Term Facility” shall mean the 2017 Incremental Refinancing B-2 Term Loan Commitments and the provisions relating to the 2017 Incremental Refinancing B-2 Term Loans herein and in the 2017 Incremental Amendment.

“2017 Incremental Refinancing B-2 Term Facility Lenders” shall mean each Lender with a 2017 Incremental Refinancing B-2 Term Loan Commitment or that holds 2017 Incremental Refinancing B-2 Term Loans.

“2017 Incremental Refinancing B-2 Term Loan Commitment” shall mean the several obligations of the 2017 Incremental Refinancing B-2 Term Facility Lenders to advance the aggregate amount of up to $1,350,000,000 to the Borrowers, pursuant to the terms of this Agreement and the 2017 Incremental Amendment.  The 2017 Incremental Refinancing B-2 Term Facility Lenders and the 2017 Incremental Refinancing B-2 Term Loan Commitments are set forth on Part 2 of Schedule I hereto.

“2017 Incremental Refinancing B-2 Term Loans”  shall mean, collectively, the term loans in an aggregate principal amount of $1,350,000,000 advanced by the 2017 Incremental Refinancing B-2 Term Facility Lenders to the Borrowers under the 2017 Incremental Refinancing B-2 Term Loan Commitment on the 2017 Incremental Amendment Effective Date.

“2017 Incremental Refinancing Term Loans”  shall mean, collectively, the 2017 Incremental Refinancing B-1 Term Loans and the 2017 Incremental Refinancing B-2 Term Loans.

“2017 Incremental Term Loan Facilities” shall mean, collectively, the 2017 Incremental Refinancing B-1 Term Facility, the 2017 Incremental Refinancing B-2 Term Facility and the 2017 Incremental Acquisition Term Facility.

“2017 Incremental Term Facility Lenders” shall mean, collectively, the 2017 Incremental Refinancing B-1 Term Facility Lenders, the 2017 Incremental Refinancing B-2 Term Facility Lenders and the 2017 Incremental Acquisition Term Facility Lenders.

“2017 Incremental Term Loan Commitments” shall mean, collectively, the 2017 Incremental Refinancing B-1 Term Loan Commitment, the 2017 Incremental Refinancing B-2 Term Loan Commitment and the 2017 Incremental Acquisition Term Loan Commitment.

“2017 Incremental Term Loans” shall mean, collectively, the 2017 Incremental Refinancing Term Loans and the 2017 Incremental Acquisition Term Loans.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“ELI” shall mean Electric Lightwave Parent, Inc., a Delaware corporation.

“ELI Acquisition” shall mean the acquisition of all of the equity interests of ELI, through a merger of ELI into a wholly-owned subsidiary of Zayo, in each case, pursuant to the ELI Acquisition Agreement.

“ELI Acquisition Agreement” shall mean that certain Agreement and Plan of Merger, dated as of November 29, 2016, by and among Zayo Group, ZELMS, Inc., ELI and Fortis Advisors LLC.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Expiration Date” shall mean the earlier of (i) the Termination Date (as defined in the ELI Acquisition Agreement as of November 29, 2016) and (ii) the date of termination or expiration of the ELI Acquisition Agreement.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)        Section 1.1 of the Credit Agreement is hereby amended (i) by amending and restating clause (a) of the definition of “Applicable Margin” in its entirety and (ii) by adding a new clause (d) and a new clause (e) to the definition of “Applicable Margin”, in each case, as follows:

“(a) [Reserved];

(d) in respect of the 2017 Incremental Refinancing B-1 Term Facility (i) 1.00% per annum for Base Rate Loans and (ii) 2.00% per annum for Eurodollar Loans; and

(e) in respect of the 2017 Incremental Refinancing B-2 Term Facility and the 2017 Incremental Acquisition Term Facility (i) 1.50% per annum for Base Rate Loans and (ii) 2.50% per annum for Eurodollar Loans.”

(d)        Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (iv) of the definition of “Base Rate” in its entirety as follows:

“(iv) (x) solely in the case of any 2017 Incremental Refinancing B-2 Term Loan or 2017 Incremental Acquisition Term Loan, 2.00%, or (y) solely in the case of any 2017 Incremental Refinancing B-1 Term Loan, 1.00%”

(e)        Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Eurodollar Rate” in its entirety as follows:

“(a) (x) solely in the case of any 2017 Incremental Refinancing B-2 Term Loan or 2017 Incremental Acquisition Term Loan, 1.00%, or (y) solely in the case of any 2017 Incremental Refinancing B-1 Term Loan or Revolving Loan, zero”

(f)        Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Defaulting Lender” in its entirety as follows:

““Defaulting Lender” shall mean any Lender, as determined by the applicable Administrative Agent, that (a) has failed to fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has notified the applicable Administrative Agent, the Issuing Bank, the Swing Line Bank, any Lender and/or the Borrowers in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) has failed, within two Business Days after request by the applicable Administrative Agent prompted by any evidence of facts described in clause (b) with respect to such Lender, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans, (d) has otherwise failed to pay over to the applicable Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (e) has become the subject of a Bail-in Action or (f) in the case of a Lender that has a Revolving Loan Commitment or obligations with respect to outstanding Letters of Credit or Swing Line Loans outstanding at such time, shall take, or is the Subsidiary of any Person that has taken, any action or be (or is) the subject of any action or proceeding of a type described in Section 9.1 (g), or (h) (or any comparable proceeding initiated by a regulatory authority having jurisdiction over such Lender or such Person) excluding Undisclosed Administrations.”

(g)        Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

““Maturity Date” shall mean, (a) in the case of the Revolving Loan Facility, five (5) years after the Seventh Amendment Effective Date; (b) in the case of the 2017 Incremental Refinancing B-1 Term Facility, four (4) years after the 2017 Incremental Amendment Effective Date; (c) in the case of the 2017 Incremental Refinancing B-2 Term Facility and the 2017 Incremental Acquisition Term Facility, the date that is seven (7) years after the 2017 Incremental Amendment Effective Date; and (d) in the case of a Commitment Increase or an Incremental Loan, the maturity date set forth in the applicable Incremental Amendment.”

(h)        Section 2.1(a) of the Credit Agreement is hereby amended by adding the following three new paragraphs immediately at the end thereof:

“Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the 2017 Incremental Amendment and this Agreement, each 2017 Incremental Refinancing B-1 Term Facility Lender severally (and not jointly) agrees to make a single 2017 Incremental Refinancing B-1 Term Loan in a principal amount equal to such 2017 Incremental Refinancing B-1 Term Facility Lender’s 2017 Incremental Refinancing B-1 Term Loan Commitment on the 2017 Incremental Amendment Effective Date.  Amounts borrowed under this paragraph and repaid or prepaid may not be reborrowed.

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the 2017 Incremental Amendment and this Agreement, each 2017 Incremental Refinancing B-2 Term Facility Lender severally (and not jointly) agrees to make a single 2017 Incremental Refinancing B-2 Term Loan in a principal amount equal to such 2017 Incremental Refinancing B-2 Term Facility Lender’s 2017 Incremental Refinancing B-2 Term Loan Commitment on the 2017 Incremental Amendment Effective Date.  Amounts borrowed under this paragraph and repaid or prepaid may not be reborrowed.

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in the 2017 Incremental Amendment and this Agreement, each 2017 Incremental Acquisition Term Facility Lender severally (and not jointly) agrees to make a single 2017 Incremental Acquisition Term Loan in a principal amount equal to such 2017 Incremental Acquisition Term Facility Lender’s 2017 Incremental Acquisition Term Loan Commitment on the 2017 Incremental Amendment Closing Date and on or prior to the Expiration Date.  Amounts borrowed under this paragraph and repaid or prepaid may not be reborrowed.

On and after the 2017 Incremental Amendment Closing Date, the 2017

Incremental Refinancing B-2 Term Loans and the 2017 Incremental Acquisition Term Loans shall be one class of Term Loans for all purposes under the Credit Agreement and the other Loan Documents.”

(i)        Section 2.5(a) of the Credit Agreement is hereby amended by deleting the parenthetical at the end of the sixth sentence thereof and replacing it with the following:

“(for the avoidance of doubt, it is understood and agreed that this sentence shall not apply to any Repricing Event applicable to the 2017 Incremental Term Loans, which shall instead be governed by the last sentence of this Section 2.5(a))”.

(j)        Section 2.5(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“Upon the occurrence of a Repricing Event applicable to the 2017 Incremental Term Loans occurring on or prior to the date that is six months from the 2017 Incremental Amendment Effective Date, the Borrowers shall pay to the Term Facility Administrative Agent for the benefit of the affected 2017 Incremental Term Facility Lenders an amount equal to 1.0% of the aggregate principal amount of 2017 Incremental Term Loans so prepaid or refinanced.”

(k)        Section 2.5(c) of the Credit Agreement is hereby amended by adding the following sentence immediately at the end thereof as follows:

“Notwithstanding the foregoing, the Borrower shall not be obligated to reimburse any Funding Loss or expenses under Section 2.9 relating to the portion of the prepayment of the 2021 Term Loans and the 2016 Incremental Term Loans that is funded by 2017 Incremental Refinancing Term Loans that are provided by 2017 Incremental Term Facility Lenders that were previously 2021 Term Loan Lenders or 2016 Incremental Term Facility Lenders.”

(l)        Section 2.5 of the Credit Agreement is hereby amended by adding the following new clause (f) immediately at the end thereof as follows:

“(f)  Commitment Termination - 2017 Incremental Acquisition Term Loan Commitment.  The 2017 Incremental Acquisition Term Loan Commitment shall be automatically and permanently reduced to $0 upon the earlier of (i) the making of the 2017 Incremental Acquisition Term Loans pursuant to the second to last paragraph of Section 2.1(a) and (ii) the Expiration Date.”

(m)        Section 2.6 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

“(b)  The Loans.  The Borrowers shall repay to the Term Facility Administrative Agent for the ratable account of the 2017 Incremental Refinancing B-1 Term Facility Lenders (A) on the last Business Day of each March, June, September and December commencing the last Business Day of the first full fiscal quarter following the 2017 Incremental Amendment Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2017 Incremental Refinancing B-1 Term Loans advanced on the 2017 Incremental Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.5(a) and Section 2.5(b)(iv), in each case, solely to the extent of any such amounts applied to the prepayment of the 2017 Incremental Refinancing B-1 Term Loans) and (B) on the Maturity Date for the 2017 Incremental Refinancing B-1 Term Loans, the aggregate principal amount of all 2017 Incremental Refinancing B-1 Term Loans outstanding on such date.  The Borrower shall repay to the Term Facility Administrative Agent for the ratable account of the 2017 Incremental Refinancing B-2 Term Facility Lenders (A) on the last Business Day of each March, June, September and December commencing the last Business Day of the first full fiscal quarter following the 2017 Incremental Amendment Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2017 Incremental Refinancing B-2 Term Loans advanced on the 2017 Incremental Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.5(a) and Section 2.5(b)(iv), in each case, solely to the extent of any such amounts applied to the prepayment of the 2017 Incremental Refinancing B-2 Term Loans) and (B) on the Maturity Date for the 2017 Incremental Refinancing B-2 Term Loans, the aggregate principal amount of all 2017 Incremental Refinancing B-2 Term Loans outstanding on such date.  The Borrowers shall repay to the Term Facility Administrative Agent for the ratable account of the 2017 Incremental Acquisition Term Facility Lenders (A) on the last Business Day of each March, June, September and December commencing the last Business Day of the first full fiscal quarter following the 2017 Incremental Amendment Closing Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all 2017 Incremental Acquisition Term Loans advanced on the 2017 Incremental Amendment Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.5(a) and Section 2.5(b)(iv), in each case, solely to the extent of any such amounts applied to the prepayment of the 2017 Incremental Acquisition Term Loans) and (B) on the Maturity Date for the 2017 Incremental Acquisition Term Loans, the aggregate principal amount of all 2017 Incremental Acquisition Term Loans outstanding on such date.”

(n)        Section 2.12    of the Credit Agreement is hereby amended by amending and restating such section as follows:

“Section 2.12   Use of Proceeds.  On the 2017 Incremental Amendment Effective Date, the proceeds of the 2017 Incremental Refinancing Term Loans shall be used by the Borrowers to repay in full the 2021 Term Loans and the 2016 Incremental Term Loans.  On the 2017 Incremental Amendment Closing Date, the proceeds of the 2017 Incremental Acquisition Term Loans shall be used by the Borrowers (i) to pay consideration for the ELI Acquisition, (ii) to repay and redeem certain existing indebtedness of ELI in connection with the Acquisition and (iii) to pay all fees and expenses in connection therewith.  On and after the 2017

Incremental Amendment Effective Date, the proceeds of the Loans (other than the 2017 Incremental Term Loans) shall be used by the Borrowers to fund future acquisitions permitted hereunder, to support strategic growth initiatives, to provide for ongoing working capital and for the Borrowers’ and their Subsidiaries’ general corporate purposes.”

(o)        Section 2.17(b)(i) of the Credit Agreement is hereby amended by deleting the parenthetical immediately at the end of the first sentence thereof and replacing it with the following:

“(it being understood and agreed that the 2017 Incremental Term Loans were made pursuant to clause (B))”

(p)        Section 2.17(b)(i) of the Credit Agreement is hereby amended by amending and restating the fourth sentence thereof in its entirety as follows:

“Incremental Loans (w) shall rank pari passu in right of payment and of security with the 2017 Incremental Term Loans and the existing Revolving Loan Commitments (though such Incremental Loans may be secured by less than all of the Collateral), (x) shall not mature earlier than the Maturity Date with respect to the 2017 Incremental Refinancing B-2 Term Loans or the 2017 Incremental Acquisition Term Loans or, solely in the case of any Incremental Loans the proceeds of which will be applied to refinance any 2017 Incremental Refinancing B-1 Term Loans, the Maturity Date with respect to the 2017 Incremental Refinancing B-1 Term Loans, (y) shall be treated substantially the same as the 2017 Incremental Term Loans and the existing Revolving Loan Commitments, as applicable, (including, without limitation, with respect to mandatory and voluntary prepayments) and (z) shall have interest rates and amortization schedules as determined by the Borrowers and the lenders thereof; provided further that, (1) as of the date of the incurrence of any Incremental Term Loan, the Weighted Average Life to Maturity of such Incremental Term Loan shall not be shorter than that of the 2017 Incremental Refinancing B-2 Term Loans or the 2017 Incremental Acquisition Term Loans; (2) until the date that is 18 months after the 2017 Incremental Amendment Effective Date, in the event that the All-In Yield applicable to such Incremental Term Loans exceeds the All-In Yield of the 2017 Incremental Refinancing B-1 Term Loans by more than 100 basis points, the interest rate margins for the 2017 Incremental Refinancing B-1 Term Loans shall be increased to the extent necessary so that the All-In Yield of the 2017 Incremental Refinancing B-1 Term Loans is equal to the All-In Yield of the applicable Incremental Term Loans minus 100 basis points; and (3) in the event that the All-In Yield applicable to such Incremental Term Loans exceeds the All-In Yield of the 2017 Incremental Refinancing B-2 Term Loans or the 2017 Incremental Acquisition Term Loans by more than 50 basis points, the interest rate margins for the 2017 Incremental Refinancing B-2 Term Loans and the 2017 Incremental Acquisition Term Loans, as applicable, shall be increased to the extent necessary so that the All-In Yield of the 2017 Incremental Refinancing B-2 Term Loans and 2017 Incremental Acquisition Term Loans, as applicable, is equal to the All-In

Yield of the applicable Incremental Term Loans minus 50 basis points.”

(q)        Article 11 of the Credit Agreement is hereby amended by adding the following new Section 11.22 immediately at the end thereof:

“Section 11.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)        the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party that is an EEA Financial Institution; and

(b)        the effects of any Bail-in Action on any such liability, including, if applicable:

(i)        a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution,its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)      the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 2.      The 2017 Incremental Term Loans.  Pursuant to Section 2.17 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:

(a)        Each 2017 Incremental Term Facility Lender party hereto hereby agrees that upon, and subject to, the occurrence of the Effective Date, (i) such 2017 Incremental Term Facility Lender shall have, as contemplated by Section 2.17 of the Credit Agreement, a 2017 Incremental Term Loan Commitment in an amount equal to the amount set forth opposite such 2017 Incremental Term Facility Lender’s name under the heading “2017 Incremental Refinancing B-1 Term Loan Commitment”, “2017 Incremental Refinancing B-2 Term Loan Commitment” and/or “2017 Incremental Acquisition Term Loan Commitment” on Schedule 1 to this Amendment and (ii) such 2017 Incremental Term Facility Lender shall be deemed to be, and shall become an “Additional Lender” and a “Lender” for all purposes of, and subject to all the obligations of an “Additional Lender” and a “Lender” under the Credit Agreement and the other Loan Documents.  Each Borrower and each Administrative Agent hereby agrees that from and after the Effective Date, each 2017 Incremental Term Facility Lender shall be deemed to be, and shall become, an “Additional Lender” and a “Lender” for all purposes of, and with all the rights and remedies of an “Additional Lender” and a “Lender” under, the Credit Agreement and the other Loan Documents.  From and after the Effective Date, each reference in the Credit Agreement to any 2017 Incremental Term Facility Lender’s 2017 Incremental Term Loan Commitment shall mean its 2017 Incremental Term Loan Commitment as acquired pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2017 Incremental Refinancing B-1 Term Loan Commitment”, “2017 Incremental Refinancing B-2 Term Loan Commitment” and/or “2017 Incremental Acquisition Term Loan Commitment”.

(b)        Each 2017 Incremental Refinancing B-1 Term Facility Lender hereby agrees to make 2017 Incremental Refinancing B-1 Term Loans to the applicable Borrower on the 2017 Incremental Amendment Effective Date in the amount of its respective 2017 Incremental Refinancing B-1 Term Loan Commitment (as determined after giving effect to this Amendment).  Each 2017 Incremental Refinancing B-2 Term Facility Lender hereby agrees to make 2017 Incremental Refinancing B-2 Term Loans to the applicable Borrower on the 2017 Incremental Amendment Effective Date in the amount of its respective 2017 Incremental Refinancing B-2 Term Loan Commitment (as determined after giving effect to this Amendment).  Each 2017 Incremental Acquisition Term Facility Lender hereby agrees to make 2017 Incremental Acquisition Term Loans to the applicable Borrower on the 2017 Incremental Amendment Closing Date in the amount of its respective 2017 Incremental Acquisition Term Loan Commitment (as determined after giving effect to this Amendment).

SECTION 3.      Reference to and Effect on the Loan Documents.(a)On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)        The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)        Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

(d)        Each Borrower, for itself and on behalf of each of the Borrower Parties, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents

(including, without limitation, the grant of security made by such Borrower Party pursuant to the Collateral Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations, including under the Loan Documents, including, without limitation, all Secured Obligations resulting from or incurred pursuant to the 2017 Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guaranty.

(e)        This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4.      Conditions of Effectiveness and Funding of 2017 Incremental Refinancing Term Loans.  This Amendment shall become effective and the 2017 Incremental Refinancing Term Facility Lenders shall be obligated to make the 2017 Incremental Refinancing Term Loans on the date (such date, the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)        The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers, the 2017 Incremental Term Facility Lenders and the Required Lenders.

(b)        The Administrative Agent shall have received a duly completed and executed Request for Loan in respect of the 2017 Incremental Refinancing Term Loans.

(c)        (i) After giving effect to this Amendment, the application of the proceeds of the 2017 Incremental Refinancing Term Loans and the transactions contemplated hereby to occur on the Effective Date, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) immediately prior to and after giving effect to the Effective Date and the application of the proceeds of the 2017 Incremental Refinancing Term Loans, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

(d)        The Administrative Agents shall have received, with respect to each Borrower, a loan certificate signed by the secretary or assistant secretary of such Borrower, certifying a true, complete and correct copy of the resolutions of such Borrower (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Borrower of this Amendment.

(e)        The Administrative Agents shall have received a certificate of the secretary or an assistant secretary of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (c) of this Section 4.

(f)        The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agents in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agents and the applicable fees set forth in Section 7 hereof).

(g)        The conditions set forth in Section 2.17(b) of the Credit Agreement shall have been satisfied or waived with respect to the 2017 Incremental Refinancing Term Loans.

(h)        The Borrowers and each of the Guarantors shall have provided, at least three Business Days prior to the Closing Date, the documentation and other information to the 2017 Incremental Term Facility Lenders that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the Patriot Act, in each case requested at least five Business Days prior to the Closing Date.

(i)        The Administrative Agents shall have received a legal opinion, dated as of the Effective Date, of Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, addressed to the Administrative Agents and the 2017 Incremental Term Facility Lenders and reasonably satisfactory to the Administrative Agents.

SECTION 5.    Conditions to Funding of 2017 Incremental Acquisition Term Loans.  The 2017 Incremental Acquisition Term Facility Lender shall be obligated to make the 2017 Incremental Acquisition Term Loans on the date (such date, the “Closing Date”) on which the following conditions shall have been satisfied (or waived):

(a)        The Effective Date shall have occurred.

(b)        The Administrative Agents shall have received the following, each properly executed by an authorized officer of the applicable signing Loan Party, dated as of the Closing Date:

i.    a certificate of the chief financial officer of Zayo Group, certifying that the conditions set forth in clauses (c), (e) and (i) of this Section 5 have been satisfied, in each case, after giving effect to the Acquisition, the borrowings of the 2017 Incremental Acquisition Term Loans, the borrowings under the Revolving Credit Facility (if any), the Refinancing (as defined below) and the related transactions contemplated by the foregoing as well as the payment of fees, commissions and expenses in connection with each of the foregoing (collectively, the “Transactions”);

ii.    a solvency certificate from the chief financial officer of Zayo Group, in the form attached hereto as Exhibit A, confirming the solvency of Zayo Group and its subsidiaries taken as a whole after giving effect to the Transactions; and

iii.   counterparts of all applicable documentation and evidence reasonably satisfactory to the Administrative Agents of all actions taken required pursuant to Section 5.1(w) and 6.16 of the Credit Agreement in relation to the Acquisition; provided that if any Collateral is not or cannot be perfected on the Closing Date as it relates to ELI and its subsidiaries after the Borrowers’ use of commercially reasonable efforts to do so, the perfection of such Collateral shall not constitute a condition precedent to the availability of the 2017 Incremental Acquisition Term Loans, but shall be required to be perfected on the date perfection is required pursuant Section 5.1(w) and 6.16 of the Credit Agreement (subject to extensions in writing by the Administrative Agents).

(c)        After giving effect to the Transactions, (i) the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Closing Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) immediately prior to and after giving effect to the Closing Date and the application of the proceeds of the 2017 Incremental Acquisition Term Loans, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

(d)        The Acquisition shall have been consummated substantially concurrently with the funding of the 2017 Incremental Acquisition Term Loans in accordance with the ELI Acquisition Agreement (as defined in the Credit Agreement after giving effect to this Amendment), and the ELI Acquisition Agreement shall not have been amended or waived or modified by Zayo Group in a manner materially adverse to the 2017 Incremental Term Facility Lenders or the Arrangers, in their capacity as such, without the consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned); provided that (a) any reduction in the purchase price under the ELI Acquisition Agreement will be deemed not to be materially adverse to the 2017 Incremental Term Facility Lenders or the Arrangers so long as such reduction is allocated to reduce the amount of funded debt under the 2017 Incremental Term Loan Facility, (b) the granting of any consent under the ELI Acquisition Agreement that is not materially adverse to the interests of the 2017 Incremental Term Facility Lenders or the Arrangers will not otherwise constitute an amendment, modification or waiver thereto and (c) any amendment or modification of the definition of “Material Adverse Effect” or “Termination Date” in the ELI Acquisition Agreement shall be deemed to be materially adverse to the 2017 Incremental Term Facility Lenders and the Arrangers.

(e)        The conditions set forth in Section 2.17(b) of the Credit Agreement shall have been satisfied with respect to the 2017 Incremental Acquisition Term Loans.

(f)        All accrued costs, fees (including the applicable fees set forth in Section 7 hereof) and, to the extent invoiced or estimated at least one Business Day prior to the Closing Date, expenses (including legal fees and expenses and the fees and expenses of any other advisors) due and payable to the Administrative Agents, the Collateral Agent, the Arrangers and the 2017 Incremental Term Facility Lenders shall have been paid in full.

(g)        The Arrangers shall have received (i) U.S. GAAP audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of ELI for each subsequent fiscal year ended more than 90 days prior to the Closing Date and after December 31, 2015, (ii) unaudited consolidated balance sheets and related statements of income and cash flows of ELI for each subsequent fiscal quarter (other than the fourth quarter of any fiscal year) ended at least 45 days before the Closing Date and after September 30, 2016 and (iii) pro forma financial information to consist of pro forma consolidated balance sheet and related statement of income of the Borrowers prepared by the Borrowers’ management for the latest four fiscal quarter period ended with the latest period covered by the unaudited financial statements previously delivered or delivered pursuant to clause (ii) above and for the most recent annual period covered by the audited financial statements previously delivered or delivered pursuant to clause (i) above, in each case after giving effect to the Transactions.

(h)        Prior to or substantially simultaneously with the funding of the 2017 Incremental Acquisition Term Loans, all indebtedness outstanding under (i) that certain First Lien Credit Agreement, dated as of February 22, 2013 (as amended prior to November 29, 2016), by and among ELI, Bank of America, N.A., as administrative agent and the lenders from time to time party thereto and (ii) that certain Second Lien Credit Agreement, dated as of February 22, 2013 (as amended prior to November 29, 2016), by and among ELI, Morgan Stanley Senior Funding, Inc., as administrative agent and the lenders from time to time party thereto, in each case, shall have been repaid in full, all commitments under such credit agreements shall be terminated and the 2017 Incremental Term Facility Lenders and the Arrangers shall have received evidence satisfactory to them that all liens securing the indebtedness or other obligations related thereto shall have been released and/or terminated (the “Refinancing”).

(i)   On or after November 29, 2016, there shall not have occurred an Acquisition Agreement Material Adverse Effect.  “Acquisition Agreement Material Adverse Effect” shall have the meaning of “Material Adverse Effect” as defined in the Acquisition Agreement.

SECTION 6.      Representations and Warranties.  Each of the Borrowers hereby represents and warrants to the Administrative Agents that:

(a)       on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)       this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 7.      Fees.

(a)        The Borrowers agree to pay, or cause to be paid, to each 2017 Incremental Acquisition Term Facility Lender, for its own account, a ticking fee (the “Ticking Fee”) (i) for the first 30 days after February 12, 2017 (the “Ticking Fee Trigger Date”), in an amount equal to the product of the aggregate principal amount of the 2017 Incremental Acquisition Term Loan Commitment as of the date hereof multiplied by 100.0% of the Applicable Margin for 2017 Incremental Acquisition Term Loans that are Eurodollar Loans as set forth in Section 1(b) of this Amendment and (ii) from and after the 31st day after the Ticking Fee Trigger Date, in an amount equal to the product of the aggregate principal amount of the 2017 Incremental Acquisition Term Loan Commitment as of the date hereof multiplied by the per annum rate of the sum of (A) 100.0% of the Applicable Margin for 2017 Incremental Acquisition Term Loans that are Eurodollar Loans as set forth in Section 1(b) of this Amendment and (B) the greater of (1) the Eurodollar Rate floor of 1.00% and (2) the three-month Eurodollar Rate for the period commencing on the 31st day after the Ticking Fee Trigger Date (which shall be reset on each three-month anniversary of such date).

Such Ticking Fee shall be calculated on the basis of actual number of days elapsed in a year of 360 days, shall accrue from and after the Ticking Fee Trigger Date, until the earlier to occur of the 2017 Incremental Amendment Closing Date and the Expiration Date, and shall be due and payable on such earlier date.

(b)        The Borrowers agree to pay, or cause to be paid, upfront fees (i) to each 2017 Incremental Refinancing B-1 Term Facility Lender and each 2017 Incremental Refinancing B-2 Term Facility Lender in an amount equal to 0.25% of the aggregate principal amount of the 2017 Incremental Refinancing Term Loans of such Lender funded on the 2017 Incremental Amendment Effective Date (the “Refinancing Upfront Fees”) and (ii) to each 2017 Incremental Acquisition Term Facility Lender in an amount equal to 0.25% of the aggregate principal amount of the 2017 Incremental Acquisition Term Facility as of the date hereof (the “Acquisition Upfront Fees” and, together with the Refinancing Upfront Fees, the “Upfront Fees”).  The Refinancing Upfront Fees shall be due and payable on the 2017 Incremental Amendment Effective Date.  The Acquisition Upfront Fees shall be due and payable on the earlier of (x) the 2017 Incremental Amendment Closing Date and (y) the Expiration Date.  At the option of the Arrangers, the Upfront Fees may be structured as original issue discount.

SECTION 8.      Costs and Expenses.  The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 9.      Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.    WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A

JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Incremental Amendment No. 2 to Amended and Restated Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO GROUP, LLC,
as a Borrower

By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

ZAYO CAPITAL, INC.,
as a Borrower

By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Term Facility Administrative Agent

By:	/s/ Reagan Philipp
	Name:	Reagan Philipp
	Title:	Authorized Signatory

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

SUNTRUST BANK,
as Revolving Facility Administrative Agent

By:	/s/ Kevin Curtin
	Name:	Kevin Curtin
	Title:	Director

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as a 2017 Incremental Term Facility Lender

By:	/s/ Reagan Philipp
	Name:	Reagan Philipp
	Title:	Authorized Signatory

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as a 2017 Incremental Term Facility Lender

By:	/s/ Robert Chen
	Name:	Robert Chen
	Title:	Managing Director

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

SUNTRUST BANK,
as a 2017 Incremental Term Facility Lender

By:	/s/ Jeff Titus
	Name:	Jeff Titus
	Title:	Managing Director, Head of Loan Sales

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as a 2017 Incremental Term Facility Lender

By:	/s/ James S. Wolfe
	Name:	James S. Wolfe
	Title:	Managing Director, Head of Global Leveraged Finance

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a 2017 Incremental Term Facility Lender

By:	/s/ Scott Slavik
	Name:	Scott Slavik
	Title:	Vice President

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA,
as a 2017 Incremental Term Facility Lender

By:	/s/ Thomas M. Manning
	Name:	Thomas M. Manning
	Title:	Authorized Signatory

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a 2017 Incremental Term Facility Lender

By:	/s/ Peter B. Thauer_
	Name:	Peter B. Thauer_
	Title:	Managing Director

Signature Page to

Incremental Amendment No. 2 to Amended and Restated Credit Agreement

Schedule 1

2017 Incremental Term Commitments and 2017 Incremental Term Facility Lenders

Part 1

2017 Incremental Refinancing B-1 Term Loan Commitment

On file with the Term Loan Administrative Agent

Part 2

2017 Incremental Refinancing B-2 Term Loan Commitment

On file with the Term Loan Administrative Agent

Part 3

2017 Incremental Acquisition Term Loan Commitment

2017 Incremental Term Facility Lender	2017 Incremental Acquisition Term Loan Commitment	Commitment Percentage
Morgan Stanley Senior Funding, Inc.	$195,000,000	30%
Barclays Bank PLC	$195,000,000	30%
SunTrust Bank	$65,000,000	10%
Royal Bank of Canada	$48,750,000	7.5%
Citibank, N.A.	$48,750,000	7.5%
Goldman Sachs Bank USA	$48,750,000	7.5%
JPMorgan Chase Bank, N.A.	$48,750,000	7.5%
Total:	$650,000,000	100%

Exhibit A

[FORM OF] SOLVENCY CERTIFICATE

[_], 2017

This Solvency Certificate (this “Certificate”) is furnished to the Administrative Agents (defined below) and the 2017 Incremental Term Facility Lenders pursuant to Section 5(b)(ii) of the Incremental Agreement No. 2 to Amended and Restated Credit Agreement, dated as of January [_], 2017 (the “Incremental Agreement”), among Zayo Group, LLC, a Delaware limited liability company (the “Company”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with the Company, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the 2017 Incremental Term Facility Lenders party thereto.  Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Incremental Agreement.

I, [__], the Chief Financial Officer of Zayo Group (after giving effect to the Transactions), in that capacity only and not in my individual capacity (and without personal liability), DO HEREBY CERTIFY on behalf of the Company that as of the date hereof, after giving effect to the consummation of the Transactions (including the execution and delivery of the ELI Acquisition Agreement and the Incremental Agreement, the making of the 2017 Incremental Term Loans and the use of proceeds of such 2017 Incremental Term Loans on the date hereof):

1.         The sum of the liabilities (including contingent liabilities) of the Company and its subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of the Company and its subsidiaries, on a consolidated basis.

2.         The present fair saleable value of the assets of the Company and its subsidiaries, on a consolidated basis, is greater than the total amount that will be required to pay the probable liabilities (including contingent liabilities) of the Company and its subsidiaries as they become absolute and matured.

3.         The capital of the Company and its subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the date hereof.

4.         The Company and its subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise).

5.         For purposes of this Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6.         In reaching the conclusions set forth in this Certificate, the undersigned has (i) reviewed the Incremental Agreement and other Loan Documents referred to therein and such other documents deemed relevant, (ii) reviewed the financial statements (including the pro forma financial statements) referred to in Section 5(g) of the Incremental Agreement (the “Financial Statements”) and (iii) made such other investigations and inquiries as the undersigned has deemed appropriate.  The undersigned is familiar with the financial performance and prospects of the Company and its Subsidiaries and hereby confirms that the Financial Statements were prepared in good faith and fairly present, in all material respects, on a pro forma basis as of [____] (after giving effect to the Transactions), the Company’s and its Subsidiaries’ consolidated financial condition.

7.         The financial information and assumptions which underlie and form the basis for the representations made in this Certificate were fair and reasonable when made and were made in good faith and continue to be fair and reasonable as of the date hereof.

8.         The undersigned confirms and acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate in connection with the Commitments and Loans under the Incremental Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this as of the date first written above.

[__________]

By:
Name:

Title: Chief Financial Officer